                                                                EXHIBIT 4.8

                            [FRONT OF CERTIFICATE]

     FORMED UNDER THE LAWS                           SHARE OF COMMON STOCK
   OF THE STATE OF MARYLAND

       NUMBER _________                                ____________SHARES
                                    [LOGO]


       THIS CERTIFICATE IS                               Par Value $0.01
     TRANSFERABLE IN BOSTON,
    MASS. AND NEW YORK, N.Y.                            CUSIP 437851 10 8

                                                      SEE REVERSE FOR CERTAIN
                                                     RESTRICTIONS AND IMPORTANT
                                                            INFORMATION

                        HOMESTEAD VILLAGE INCORPORATED

This certifies that



is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

Homestead Village Incorporated, a corporation formed under the laws of the State of Maryland (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The Shares represented by this Certificate are subject to the Corporation's Charter and Bylaws as amended from time to time. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

DATED:

                PRESIDENT

COUNTERSIGNED AND REGISTERED:

THE FIRST NATIONAL BANK OF BOSTON

TRANSFER AGENT AND REGISTRAR

BY:
   -------------------------
   SECRETARY

AUTHORIZED SIGNATURE

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                             [BACK OF CERTIFICATE]

                               IMPORTANT NOTICE
                               ----------------
                        HOMESTEAD VILLAGE INCORPORATED


          THE CHARTER ON FILE IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND SETS FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF PREFERRED STOCK. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO ANY HOLDER OF STOCK WITHOUT CHARGE ON REQUEST TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -    as tenants in          UNIF GIFT MIN ACT - ----------------------
               common                                        (Cust)    (Minor)
  TEN ENT -    as tenants by                                under Uniform Gifts
               the entireties                                  to Minors Act
  JT TEN  -    as joint tenants                          ----------------------
               with the right                                     (State)
               of survivorship        UNIF TRF MIN ACT  - ----------------------
               and not as                                    (Cust)    (Minor)
               tenants in                                 (until age ___) under
               common                                      Uniform Transfers to
                                                                Minors Act

                                                          ----------------------
                                                                  (State)


   Additional abbreviations may also be used though not in the above list.

          For Value Received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEEE)

- --------------------------------------------------------------------------shares represented by this Certificate, and do hereby irrevocably constitute and  appoint ----------------------------------------------------------Attorney

- --------------------------------------------------------------------------------
to transfer the shares on the books of the Corporation with full power of substitution in the premises.

Dated -----------------------------


                                      ------------------------------------------
                                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

          THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN PREFERRED SHARE PURCHASE RIGHTS (THE "RIGHTS"), AS SET FORTH IN A RIGHTS AGREEMENT (THE "RIGHTS AGREEMENT"), DATED AS OF MAY 16, 1996, BETWEEN HOMESTEAD VILLAGE INCORPORATED AND THE FIRST NATIONAL OF BOSTON, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON THE FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF HOMESTEAD VILLAGE INCORPORATED. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. HOMESTEAD VILLAGE INCORPORATED WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR HELD BY ANY PERSON WHO IS, WAS, OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHT AGREEMENT), WHETHER HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.